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                                                                    EXHIBIT 10.5


                            NETFRAN DEVELOPMENT CORP.

                             STOCK OPTION AGREEMENT

Netfran Development Corp. (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's common stock pursuant to the Company's 2003 Incentive Stock Plan, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below, during the term ending at midnight (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

1. Identifying Provisions: As used in this Option, the following terms shall have the following respective meanings:

(a) Grantee:                          Elliot Krasnow

(b) Date of grant:                  February 11, 2003

(c) Number of shares optioned:            **40,000**

(d) Option exercise price per share:           $0.25

(e) Expiration date:               February 11, 2013

      THIS OPTION IS NOT INTENDED TO BE AND SHALL NOT BE TREATED AS AN INCENTIVE STOCK OPTION UNDER SECTION 422 OF THE INTERNAL REVENUE CODE.

2. Timing of Purchases: Except as otherwise provided herein, this Option may be exercised as follows:

      One third of the options may be exercised during the first year following the date of grant.

      Up to two thirds of the options may be exercised during the two years following the date of grant.

      All options may be exercised two years after the date of grant.

3. Restrictions on Exercise: The following additional provisions shall apply to the exercise of this Option:

(i) Termination of Employment. If the Grantee ceases to be an employee of the Company for any reason other than death only that portion of this Option exercisable at the time of such termination may thereafter be exercised, and it may not be exercised more than three (3) months after such termination nor after the expiration date of this Option, whichever date is sooner, unless such termination is by reason of the Grantee's permanent and total disability, in which case such period of three (3) months shall be extended to one (1) year.

(ii) Death of Grantee. If the Grantee shall die during the term of this Option, the Grantee's legal representative or representatives, or the person or persons entitled to do so under the Grantee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with Section 2 hereof on the date of his death, and such right shall expire and this Option shall terminate one (1) year after the date of the Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

(iii) Approval by Shareholders. This Option may not be exercised until the shareholders of the Company have approved the Plan under which it was issued.


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(iv) Further Restrictions on Exercise. Exercise of this Option is subject to further restrictions as may be set forth herein or in an Exhibit hereto.

4. Non-Transferable: The Grantee may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

5. Adjustments and Corporate Reorganizations: Subject to the provisions of the Company's 2003 Incentive Stock Plan under which this Option is granted, if the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

6. Exercise, Payment For and Delivery of Stock: This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four (4) business days' written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding unless the Company agrees upon an alternative method of payment of such withholding requirement.

7. Alternative Payment with Stock: Notwithstanding the foregoing provisions requiring payment by check, if at the time of exercise this Option, the Grantee is an employee or officer of the Company payment of such purchase price or any portion thereof may be made with shares of stock of the same class as the shares then subject to this Option, if shares of that class are then Publicly Traded (as defined herein), such shares to be credited toward such purchase price on the valuation basis set forth below, in which event the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in stock instead



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of cash shall not be effective and shall be rejected by the Company if (i) the
Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it, or (ii) the right or power of the person exercising the Option to deliver such shares in payment of said purchase price is subject to the prior interests of any other person (excepting the Company), as indicated by legends upon the certificate(s) or as known to the Company. For credit toward the purchase price, shares so surrendered shall be valued at their Fair Market Value (as defined herein) as of the day immediately preceding the delivery to the Company of the certificate(s) evidencing such shares. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the person exercising the Option pays the purchase price in acceptable form. If and while payment of the purchase price with stock is permitted in accordance with the foregoing provisions, the person then entitled to exercise this Option may, in lieu of using previously outstanding shares therefor, use some of the shares as to which this Option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to withhold so many of the shares that would otherwise have been delivered upon that exercise of this Option as equals the number of shares that would have been transferred to the Company if the purchase price had been paid with previously issued stock.

8. Rights in Shares Before Issuance and Delivery: No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

9. Requirements of Law and of Stock Exchanges: By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with view to or for sale in connection with any distribution.

No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange or other securities market on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

10. Replacement Options. If and when this Option is exercised and the exercise price is paid with previously issued and outstanding shares, as permitted in paragraph 8 hereof, upon such exercise of this Option the Grantee or other person who duly exercised this Option will automatically and simultaneously receive a supplemental option (herein sometimes referred to as a "replacement option") for a number of shares equal to the number of shares delivered by the Grantee or other person or retained by the Company in such exercise of this Option, subject to adjustments of the sort provided in paragraph 7 hereof, at an exercise price per share equal to the Fair Market Value (as defined herein) of the shares subject to the replacement option on the date this Option is thus exercised. The replacement option shall expire on the expiration date of this Option and shall in other respects contain the same terms and provisions as this Option, except that: (a) the replacement option shall not itself provide for any further replacement options upon its exercise, whether or not the exercise price of the replacement option is paid with previously outstanding shares or with shares as to which it is being exercised; and (b) the replacement option may not be exercised before the earlier of (i) the expiration of one year after the date it is granted or (ii) the first day of the calendar month in which its expiration date occurs, subject to any acceleration of its exercisability under provisions such as those in paragraph 5 hereof.

11. Certain Definitions. As used in this Option:

"Fair Market Value" of corporate stock shall mean:

(a) If the stock is then Publicly Traded: The closing price of stock of that class as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by or under authority of the board of directors of the Company.

(b) If the stock is then not Publicly Traded: The price at which one could reasonably expect such stock to be sold in an arm's length transaction, for



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cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such shares. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Company's board of directors, or at the discretion of that board by an independent appraiser or appraisers selected by the board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the board or its appraiser or appraisers deem pertinent. The determination by the Company's board of directors or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or on the NASDAQ Stock Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. ("NASD") or is regularly traded on the BBX or over-the-counter.

12. Stock Option Plan: This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company's 2003 Incentive Stock Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the board of directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company's principal office.

13. Notices: Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

14. Laws Applicable to Construction: This Agreement has been executed and delivered by the Company in Florida, and this Agreement shall be construed and enforced in accordance with the laws of said State.

IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

                                                     NETFRAN DEVELOPMENT CORP.
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Grantee

                                                     By
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Address of Grantee:                                         President

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Taxpayer I.D. No. of Grantee:

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